SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010

DAVE & BUSTER’S, INC.
(Exact name of registrant as specified in its charter)

Missouri (State of incorporation)	001-15007 (Commission File Number)	43-1532756 (IRS Employer Identification Number)

2481 Manana Drive
Dallas TX 75220
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 4.01 Changes in Registrant’s Certified Accountant

On September 3, 2010, we issued a press release announcing that effective September 2, 2010, the Audit Committee of our Board Directors appointed KPMG LLP as the Company’s new independent registered public accounting firm for the fiscal year ending January 30, 2011.  During our two most recent fiscal years and subsequent interim period on or prior to September 2, 2010, we have not consulted with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated September 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: September 8, 2010	By:	/s/ Jay. L. Tobin
Jay L. Tobin
Senior Vice President, General Counsel
and Secretary